Important Notice
The information included in this financial supplement is unaudited and intended for informational purposes only.

Athene Holding Ltd. (AHL) is a subsidiary of Apollo Global Management, Inc. The financial statements and exhibits included in this financial supplement should be read in conjunction with AHL’s reports and other filings with the US Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-K. This financial supplement does not constitute an offer to sell, or the solicitation of an offer to buy, any security of AHL, and nothing in this financial supplement shall in any way be relied on in connection with investment decisions. Each recipient of the information contained in this financial supplement is responsible for making its own independent assessment of the business, financial condition, prospects, status and affairs of AHL.

AHL undertakes no obligation to update or correct the information in this financial supplement. AHL makes no representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of any of the information contained in this financial supplement. AHL does not accept any liability whatsoever for any direct, indirect or consequential losses (in contract, tort or otherwise) arising from the use of this financial supplement or its contents or any reliance on the information contained herein.

This financial supplement includes certain non-GAAP measures, including net investment earnings, cost of funds, other operating expenses, spread related earnings, net investment spread, net spread, adjusted AHL common stockholder’s equity, adjusted leverage ratio, net invested assets, net reserve liabilities, spread related earnings - excluding notable items, net investment spread - excluding notable items and net spread - excluding notable items. Management believes the use of these non-GAAP measures (which are defined and discussed in greater detail and reconciled elsewhere in this financial supplement), together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of AHL’s results of operations and the underlying profitability drivers of AHL’s business. These measures should be considered supplementary to AHL’s results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.

Beginning on January 1, 2025, domestic insurance companies were required to adopt new statutory accounting guidance for the principles-based bond definition. Under the new guidance, certain debt securities, which were formerly treated as bonds, will now be accounted for as non-bond debt securities. These non-bond debt securities are required to be filed with and designated by the National Association of Insurance Commissioners (NAIC). Effective January 1, 2025, our non-bond debt securities that have not received a designation are presented as “Non-designated” within the NAIC rating tables in this financial supplement. “Non-designated” status is not an indication of the quality of a security.

Financial Highlights Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25	Q/Q	Y/Y	2024	2025	Y/Y
SELECTED INCOME STATEMENT DATA
GAAP
Net income available to AHL common stockholder	$970	$420	$503	$1,223	$488	(60)%	(50)%	$3,280	$2,634	(20)%
Return on assets (ROA)	1.08%	0.45%	0.51%	1.17%	0.45%	(72)bps	(63)bps	0.98%	0.65%	(33)bps

NON-GAAP
Spread related earnings (SRE)	$838	$804	$820	$872	$865	(1)%	3%	$3,221	$3,361	4%
Net spread	1.37%	1.26%	1.22%	1.24%	1.20%	(4)bps	(17)bps	1.38%	1.23%	(15)bps
Net investment spread	1.79%	1.65%	1.58%	1.60%	1.58%	(2)bps	(21)bps	1.78%	1.61%	(17)bps
Spread related earnings, excluding notable items[1]	$838	$826	$820	$847	$865	2%	3%	$3,196	$3,371	5%
Net spread, excluding notable items[1]	1.37%	1.29%	1.22%	1.21%	1.20%	(1)bp	(17)bps	1.37%	1.23%	(14)bps
Net investment spread, excluding notable items[1]	1.79%	1.68%	1.58%	1.57%	1.58%	1bp	(21)bps	1.77%	1.61%	(16)bps

Alternative net investment income delta to long-term expectation[2]	$58	$29	$36	$37	$28			$349	$130
Alternative net return delta to long-term expectation	1.75%	0.92%	1.14%	1.12%	0.81%			2.97%	0.99%
Impact to net spread	0.09%	0.05%	0.05%	0.05%	0.04%			0.15%	0.05%

SELECTED BALANCE SHEET DATA
GAAP
Total assets	$363,343	$381,478	$405,309	$429,915	$442,205	3%	22%	$363,343	$442,205	22%
Goodwill	4,063	4,067	4,075	4,072	4,072	—%	—%	4,063	4,072	—%
Total liabilities	337,469	353,704	376,105	396,874	406,567	2%	20%	337,469	406,567	20%
Debt	6,309	6,301	7,864	7,856	7,848	—%	24%	6,309	7,848	24%
Total Athene Holding Ltd. stockholders' equity	16,360	17,519	18,148	20,411	20,492	—%	25%	16,360	20,492	25%
Leverage ratio	41.7%	39.7%	39.7%	36.5%	36.4%	(10)bps	NM	41.7%	36.4%	NM

NON-GAAP
Gross invested assets	$326,964	$343,972	$361,795	$377,180	$386,973	3%	18%	$326,964	$386,973	18%
Invested assets – ACRA noncontrolling interests	(78,321)	(81,605)	(86,755)	(91,006)	(94,559)	4%	21%	(78,321)	(94,559)	21%
Net invested assets	248,643	262,367	275,040	286,174	292,414	2%	18%	248,643	292,414	18%
Net reserve liabilities	225,926	241,666	254,572	266,451	271,233	2%	20%	225,926	271,233	20%
Notional debt	6,175	6,175	7,775	7,775	7,775	—%	26%	6,175	7,775	26%
Adjusted Athene Holding Ltd. common stockholder’s equity	22,313	21,965	22,212	22,924	22,843	—%	2%	22,313	22,843	2%
Adjusted leverage ratio	22.6%	22.9%	24.9%	24.3%	24.4%	10bps	180bps	22.6%	24.4%	180bps

INFLOWS DATA
Gross organic inflows	$14,197	$25,563	$21,232	$22,616	$12,687	(44)%	(11)%	$71,003	$82,098	16%
Gross inorganic inflows	—	—	—	—	1,340	NM	NM	—	1,340	NM
Total gross inflows	$14,197	$25,563	$21,232	$22,616	$14,027	(38)%	(1)%	$71,003	$83,438	18%

Note: “NM” represents changes that are not meaningful. Please refer to the Notes to the Financial Supplement section for discussion on non-GAAP metrics and the Non-GAAP Measure Reconciliations section for reconciliations of non-GAAP metrics. 1. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. 2. Refers to the amount that as-reported alternative net investment income is below (above) management's long-term expectation of an 11% average annual return. Management’s long-term expectation is based on historical experience and provides investors with supplemental information for period-to-period comparability as well as a basis for developing expectations of future performance. There is no assurance that management’s expected long-term average annual return will be achieved. Actual results may differ materially.

Condensed Consolidated Statements of Income (GAAP view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25	Q/Q	Y/Y	2024	2025	Y/Y
REVENUES
Premiums	$155	$127	$107	$117	$2,277	NM	NM	$1,318	$2,628	99%
Product charges	260	265	274	292	306	5%	18%	1,016	1,137	12%
Net investment income	3,903	3,991	4,429	4,672	4,755	2%	22%	14,481	17,847	23%
Investment related gains (losses)	(1,037)	(828)	(5)	2,254	123	(95)%	NM	2,045	1,544	(24)%
Other revenues	10	4	6	6	9	50%	(10)%	19	25	32%
Revenues of consolidated variable interest entities
Net investment income	72	77	80	92	32	(65)%	(56)%	282	281	—%
Investment related gains (losses)	419	550	468	565	632	12%	51%	1,528	2,215	45%
Total revenues	3,782	4,186	5,359	7,998	8,134	2%	115%	20,689	25,677	24%

BENEFITS AND EXPENSES
Interest sensitive contract benefits	1,642	1,494	3,428	4,164	3,003	(28)%	83%	8,949	12,089	35%
Future policy and other policy benefits	623	541	527	613	2,752	NM	NM	3,054	4,433	45%
Market risk benefits remeasurement (gains) losses	(456)	385	(111)	131	47	(64)%	NM	(102)	452	NM
Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired	263	267	292	355	328	(8)%	25%	941	1,242	32%
Policy and other operating expenses	560	565	571	591	627	6%	12%	2,213	2,354	6%
Total benefits and expenses	2,632	3,252	4,707	5,854	6,757	15%	157%	15,055	20,570	37%
Income before income taxes	1,150	934	652	2,144	1,377	(36)%	20%	5,634	5,107	(9)%
Income tax expense (benefit)	71	175	(34)	266	479	80%	NM	730	886	21%
Net income	1,079	759	686	1,878	898	(52)%	(17)%	4,904	4,221	(14)%
Less: Net income attributable to noncontrolling interests	64	294	222	619	375	(39)%	NM	1,443	1,510	5%
Net income attributable to Athene Holding Ltd. stockholders	1,015	465	464	1,259	523	(58)%	(48)%	3,461	2,711	(22)%
Less: Preferred stock dividends	45	45	45	36	35	(3)%	(22)%	181	161	(11)%
Add: Preferred stock redemption	—	—	84	—	—	NM	NM	—	84	NM
Net income available to Athene Holding Ltd. common stockholder	$970	$420	$503	$1,223	$488	(60)%	(50)%	$3,280	$2,634	(20)%

Spread Related Earnings (Management view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25	Q/Q	Y/Y	2024	2025	Y/Y
SPREAD RELATED EARNINGS
Fixed income and other net investment income	$2,914	$2,916	$3,180	$3,425	$3,505	2%	20%	$10,811	$13,026	20%
Alternative net investment income	269	315	319	321	344	7%	28%	939	1,299	38%
Net investment earnings	3,183	3,231	3,499	3,746	3,849	3%	21%	11,750	14,325	22%
Strategic capital management fees	29	29	32	35	35	—%	21%	105	131	25%
Cost of funds	(2,116)	(2,210)	(2,470)	(2,661)	(2,742)	3%	30%	(7,702)	(10,083)	31%
Net investment spread	1,096	1,050	1,061	1,120	1,142	2%	4%	4,153	4,373	5%
Other operating expenses	(121)	(116)	(109)	(108)	(119)	10%	(2)%	(467)	(452)	(3)%
Interest and other financing costs	(137)	(130)	(132)	(140)	(158)	13%	15%	(465)	(560)	20%
Spread related earnings	$838	$804	$820	$872	$865	(1)%	3%	$3,221	$3,361	4%

Fixed income and other net investment income	5.00%	4.80%	4.97%	5.12%	5.08%	(4)bps	8bps	4.87%	5.01%	14bps
Alternative net investment income	9.25%	10.08%	9.86%	9.88%	10.19%	31bps	94bps	8.03%	10.01%	198bps
Net investment earnings	5.20%	5.06%	5.21%	5.34%	5.32%	(2)bps	12bps	5.03%	5.25%	22bps
Strategic capital management fees	0.05%	0.05%	0.05%	0.05%	0.05%	0bps	0bps	0.04%	0.05%	1bp
Cost of funds	(3.46)%	(3.46)%	(3.68)%	(3.79)%	(3.79)%	0bps	33bps	(3.29)%	(3.69)%	40bps
Net investment spread	1.79%	1.65%	1.58%	1.60%	1.58%	(2)bps	(21)bps	1.78%	1.61%	(17)bps
Other operating expenses	(0.20)%	(0.18)%	(0.16)%	(0.15)%	(0.16)%	1bp	(4)bps	(0.20)%	(0.17)%	(3)bps
Interest and other financing costs	(0.22)%	(0.21)%	(0.20)%	(0.21)%	(0.22)%	1bp	0bps	(0.20)%	(0.21)%	1bp
Spread related earnings	1.37%	1.26%	1.22%	1.24%	1.20%	(4)bps	(17)bps	1.38%	1.23%	(15)bps

Average net invested assets - fixed income and other	$233,153	$242,999	$255,789	$267,607	$275,769	3%	18%	$222,122	$259,952	17%
Average net invested assets - alternatives	11,643	12,506	12,914	13,000	13,526	4%	16%	11,687	12,976	11%
Average net invested assets	$244,796	$255,505	$268,703	$280,607	$289,295	3%	18%	$233,809	$272,928	17%

Note: Please refer to the Notes to the Financial Supplement section for discussion on spread related earnings.

Reconciliation of Earnings Measures Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25	Q/Q	Y/Y	2024	2025	Y/Y
RECONCILIATION OF NET INCOME AVAILABLE TO ATHENE HOLDING LTD. COMMON STOCKHOLDER TO SPREAD RELATED EARNINGS
Net income available to Athene Holding Ltd. common stockholder	$970	$420	$503	$1,223	$488	(60)%	(50)%	$3,280	$2,634	(20)%
Less: Preferred stock redemption	—	—	84	—	—	NM	NM	—	84	NM
Add: Preferred stock dividends	45	45	45	36	35	(3)%	(22)%	181	161	(11)%
Add: Net income attributable to noncontrolling interests	64	294	222	619	375	(39)%	NM	1,443	1,510	5%
Net income	1,079	759	686	1,878	898	(52)%	(17)%	4,904	4,221	(14)%
Income tax expense (benefit)	71	175	(34)	266	479	80%	NM	730	886	21%
Income before income taxes	1,150	934	652	2,144	1,377	(36)%	20%	5,634	5,107	(9)%
Realized gains (losses) on sale of AFS securities and mortgage loans	(31)	(143)	(61)	(51)	(367)	NM	NM	(339)	(622)	(83)%
Unrealized, allowances and other investment gains (losses)	(4)	173	(513)	373	238	(36)%	NM	356	271	(24)%
Change in fair value of reinsurance assets	(246)	102	46	121	26	(79)%	NM	131	295	125%
Offsets to investment gains (losses)	16	19	19	20	17	(15)%	6%	69	75	9%
Investment gains (losses), net of offsets	(265)	151	(509)	463	(86)	NM	68%	217	19	(91)%
Change in fair values of derivatives and embedded derivatives - indexed annuities	—	(95)	27	267	104	(61)%	NM	414	303	(27)%
Non-operating change in funding agreements	55	8	(4)	33	63	91%	15%	143	100	(30)%
Change in fair value of market risk benefits	453	(297)	122	(123)	1	NM	(100)%	357	(297)	NM
Non-operating change in liability for future policy benefits	(25)	17	4	(3)	(33)	NM	(32)%	(68)	(15)	78%
Non-operating change in insurance liabilities and related derivatives	483	(367)	149	174	135	(22)%	(72)%	846	91	(89)%
Integration, restructuring and other non-operating items	26	(30)	(32)	(36)	(23)	(36)%	188%	(239)	(121)	(49)%
Stock compensation expense	(14)	(11)	(11)	(13)	(14)	8%	—%	(50)	(49)	(2)%
Preferred stock dividends	45	45	45	36	35	(3)%	(22)%	181	161	(11)%
Noncontrolling interests - pre-tax income and VIE adjustments	37	342	190	648	465	(28)%	NM	1,458	1,645	13%
Less: Total adjustments to income before income taxes	312	130	(168)	1,272	512	(60)%	64%	2,413	1,746	(28)%
Spread related earnings	$838	$804	$820	$872	$865	(1)%	3%	$3,221	$3,361	4%

Note: Please refer to the Notes to the Financial Supplement section for discussion on spread related earnings.

Net Flows & Outflows Attributable to Athene by Type Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25	Q/Q	Y/Y	2024	2025	Y/Y
NET FLOWS
Retail	$7,954	$9,482	$7,256	$10,046	$7,343	(27)%	(8)%	$35,764	$34,127	(5)%
Flow reinsurance	1,029	4,933	2,031	2,542	1,665	(35)%	62%	5,573	11,171	100%
Funding agreements[1]	5,167	11,144	11,707	9,724	2,800	(71)%	(46)%	28,748	35,375	23%
Pension group annuities	47	4	1	—	746	NM	NM	918	751	(18)%
Other[2]	—	—	237	304	133	(56)%	NM	—	674	NM
Gross organic inflows	14,197	25,563	21,232	22,616	12,687	(44)%	(11)%	71,003	82,098	16%
Gross inorganic inflows[3]	—	—	—	—	1,340	NM	NM	—	1,340	NM
Total gross inflows	14,197	25,563	21,232	22,616	14,027	(38)%	(1)%	71,003	83,438	18%
Gross outflows[4]	(7,136)	(8,392)	(7,230)	(10,638)	(9,268)	(13)%	30%	(33,469)	(35,528)	6%
Net flows	$7,061	$17,171	$14,002	$11,978	$4,759	(60)%	(33)%	$37,534	$47,910	28%

Inflows attributable to Athene	$8,948	$20,118	$15,838	$17,138	$10,142	(41)%	13%	$49,084	$63,236	29%
Inflows attributable to ADIP[5]	4,343	4,956	5,019	4,962	3,515	(29)%	(19)%	17,848	18,452	3%
Inflows ceded to third-party reinsurers	906	489	375	516	370	(28)%	(59)%	4,071	1,750	(57)%
Total gross inflows	$14,197	$25,563	$21,232	$22,616	$14,027	(38)%	(1)%	$71,003	$83,438	18%

Outflows attributable to Athene	$(5,697)	$(7,017)	$(5,813)	$(9,181)	$(7,714)	(16)%	35%	$(27,248)	$(29,725)	9%
Outflows attributable to ADIP[5]	(1,439)	(1,375)	(1,417)	(1,457)	(1,554)	7%	8%	(6,221)	(5,803)	(7)%
Total gross outflows[4]	$(7,136)	$(8,392)	$(7,230)	$(10,638)	$(9,268)	(13)%	30%	$(33,469)	$(35,528)	6%

OUTFLOWS ATTRIBUTABLE TO ATHENE BY TYPE
Maturity-driven, contractual-based outflows[6,12]	$(2,167)	$(3,535)	$(2,389)	$(5,525)	$(3,641)	(34)%	68%	$(12,096)	$(15,090)	25%
Policyholder-driven outflows[7]	(3,530)	(3,482)	(3,424)	(3,656)	(4,073)	11%	15%	(15,152)	(14,635)	(3)%
Income oriented withdrawals (planned)[8]	(1,661)	(1,680)	(1,609)	(1,660)	(1,922)	16%	16%	(6,427)	(6,871)	7%
From policies out-of-surrender-charge (planned)[9]	(1,131)	(1,058)	(1,025)	(1,093)	(1,198)	10%	6%	(5,598)	(4,374)	(22)%
From policies in-surrender-charge (unplanned)[10]	(738)	(744)	(790)	(903)	(953)	6%	29%	(3,127)	(3,390)	8%
Core outflows	(5,697)	(7,017)	(5,813)	(9,181)	(7,714)	(16)%	35%	(27,248)	(29,725)	9%
Strategic reinsurance transactions	—	—	—	—	—	NM	NM	—	—	NM
Outflows attributable to Athene	$(5,697)	$(7,017)	$(5,813)	$(9,181)	$(7,714)	(16)%	35%	$(27,248)	$(29,725)	9%

Annualized rate[11]
Maturity-driven, contractual-based outflows[6,12]	(3.5)%	(5.5)%	(3.6)%	(7.9)%	(5.0)%	NM	150bps	(5.2)%	(5.5)%	30bps
Policyholder-driven outflows[7]	(5.8)%	(5.5)%	(5.1)%	(5.2)%	(5.7)%	50bps	(10)bps	(6.5)%	(5.4)%	NM
Income oriented withdrawals (planned)[8]	(2.7)%	(2.6)%	(2.4)%	(2.4)%	(2.7)%	30bps	0bps	(2.8)%	(2.5)%	(30)bps
From policies out-of-surrender-charge (planned)[9]	(1.9)%	(1.7)%	(1.5)%	(1.5)%	(1.7)%	20bps	(20)bps	(2.4)%	(1.6)%	(80)bps
From policies in-surrender-charge (unplanned)[10]	(1.2)%	(1.2)%	(1.2)%	(1.3)%	(1.3)%	0bps	10bps	(1.3)%	(1.3)%	0bps
Core outflows	(9.3)%	(11.0)%	(8.7)%	(13.1)%	(10.7)%	NM	140bps	(11.7)%	(10.9)%	(80)bps
Strategic reinsurance transactions	—%	—%	—%	—%	—%	NM	NM	—%	—%	NM
Outflows attributable to Athene	(9.3)%	(11.0)%	(8.7)%	(13.1)%	(10.7)%	NM	140bps	(11.7)%	(10.9)%	(80)bps

1. Funding agreements are comprised of funding agreements issued under our funding agreement backed notes (FABN) program, secured and other funding agreements, which include our funding agreement backed repurchase agreement (FABR) program and direct funding agreements, funding agreements issued to the Federal Home Loan Bank (FHLB) and long-term repurchase agreements. 2. Other inflows include guaranteed investment and group annuity contracts issued in connection with defined contribution plans as well as structured settlements. 3. Gross inorganic inflows represent acquisitions and block reinsurance transactions. On October 1, 2025, we entered into an agreement with a Japanese counterparty to reinsure a small block of whole life insurance policies on a coinsurance basis. In conjunction with the transaction, we entered into an agreement with a leading mortality reinsurer to retrocede the mortality risk related to this block of business. 4. Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities, payments related to interest, maturities and repurchases of funding agreements and block reinsurance outflows. 5. ADIP refers to Apollo/Athene Dedicated Investment Program (ADIP I) and Apollo/Athene Dedicated Investment Program II (ADIP II) and represents the noncontrolling interests in business ceded to Athene Co-Invest Reinsurance Affiliate Holding Ltd. (together with its subsidiaries, ACRA 1) and Athene Co-Invest Reinsurance Affiliated Holding 2 Ltd. (together with its subsidiaries, ACRA 2), collectively defined as ACRA. 6. Represents outflows from funding agreements, pension group annuities and multi-year guarantee fixed annuities, all of which occur based on defined maturities or substantially lapse upon reaching their contractual term. Amounts may vary on a quarterly basis, based on the timing of original issuance. 7. Represents outflows from indexed annuities and other applicable products, which have varying degrees of predictability due to policyholder actions. 8. Represents partial annuity withdrawals to meet retirement income needs within contractual annual limits. 9. Represents outflows from policies that no longer have an active surrender charge in force. 10. Represents outflows from policies with an active surrender charge in force. 11. The outflow rate is calculated as outflows attributable to Athene divided by average net invested assets for the respective period, on an annualized basis. 12. 2Q’25 and year-to-date 2025 outflows exclude maturities of long-term repurchase agreements of $1.1 billion, or a rate of 1.6% for the respective period on an annualized basis, which may be renewed upon joint agreement of the parties based on a variety of factors.

Condensed Consolidated Balance Sheets Unaudited (in millions, except percentages)

	December 31, 2024	December 31, 2025	Δ
ASSETS
Investments
Available-for-sale securities, at fair value	$165,364	$192,597	16%
Trading securities, at fair value	1,583	6,409	NM
Equity securities, at fair value	1,290	822	(36)%
Mortgage loans, at fair value	63,239	91,918	45%
Investment funds	107	108	1%
Policy loans	318	301	(5)%
Funds withheld at interest	18,866	15,413	(18)%
Derivative assets	8,154	9,190	13%
Short-term investments	447	175	(61)%
Other investments	2,915	4,148	42%
Total investments	262,283	321,081	22%
Cash and cash equivalents	12,733	14,994	18%
Restricted cash	943	1,332	41%
Investments in related parties
Available-for-sale securities, at fair value	19,127	26,444	38%
Trading securities, at fair value	573	454	(21)%
Equity securities, at fair value	234	266	14%
Mortgage loans, at fair value	1,297	1,486	15%
Investment funds	1,853	2,149	16%
Funds withheld at interest	5,050	4,215	(17)%
Short-term investments	743	18	(98)%
Other investments, at fair value	331	344	4%
Accrued investment income	2,816	3,395	21%
Reinsurance recoverable	8,194	10,282	25%
Deferred acquisition costs, deferred sales inducements and value of business acquired	7,173	8,634	20%
Goodwill	4,063	4,072	—%
Other assets	11,253	11,950	6%
Assets of consolidated variable interest entities
Investments
Trading securities, at fair value	2,301	3,120	36%
Mortgage loans, at fair value	2,579	2,140	(17)%
Investment funds, at fair value	17,765	24,070	35%
Other investments	884	844	(5)%
Cash and cash equivalents	583	569	(2)%
Other assets	565	346	(39)%
Total assets	$363,343	$442,205	22%

Condensed Consolidated Balance Sheets, continued Unaudited (in millions, except percentages)

	December 31, 2024	December 31, 2025	Δ
LIABILITIES
Interest sensitive contract liabilities	$253,637	$315,889	25%
Future policy benefits	49,902	50,264	1%
Market risk benefits	4,028	4,930	22%
Debt	6,309	7,848	24%
Derivative liabilities	3,556	5,742	61%
Payables for collateral on derivatives and securities to repurchase	11,652	11,085	(5)%
Other liabilities	6,745	9,097	35%
Liabilities of consolidated variable interest entities	1,640	1,712	4%
Total liabilities	337,469	406,567	20%

EQUITY
Preferred stock	—	—	NM
Common stock	—	—	NM
Additional paid-in capital	19,588	19,238	(2)%
Retained earnings	2,237	3,895	74%
Accumulated other comprehensive loss	(5,465)	(2,641)	52%
Total Athene Holding Ltd. stockholders' equity	16,360	20,492	25%
Noncontrolling interests	9,514	15,146	59%
Total equity	25,874	35,638	38%
Total liabilities and equity	$363,343	$442,205	22%

Net Invested Assets (Management view) & Agency Ratings Unaudited (in millions, except percentages)

	December 31, 2024		December 31, 2025
	Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total
NET INVESTED ASSETS
Corporate	$86,051	34.6%	$86,664	29.6%
CLO	27,698	11.2%	25,401	8.7%
Credit	113,749	45.8%	112,065	38.3%
CML	28,055	11.3%	31,789	10.9%
RML	27,848	11.2%	43,326	14.8%
RMBS	7,635	3.1%	7,592	2.6%
CMBS	8,243	3.3%	9,877	3.4%
Real estate	71,781	28.9%	92,584	31.7%
ABS	28,670	11.5%	38,417	13.1%
Alternative investments	12,000	4.8%	13,868	4.7%
State, municipal, political subdivisions and foreign government	3,237	1.3%	3,081	1.0%
Equity securities	2,201	0.9%	2,039	0.7%
Short-term investments	1,015	0.4%	207	0.1%
US government and agencies	5,531	2.2%	14,225	4.9%
Other investments	52,654	21.1%	71,837	24.5%
Cash and cash equivalents	6,794	2.7%	10,490	3.6%
Other	3,665	1.5%	5,438	1.9%
Net invested assets	$248,643	100.0%	$292,414	100.0%

	A.M. Best	S&P Global	Fitch	Moody’s
FINANCIAL STRENGTH RATINGS
Athene Annuity and Life Company	A+	A+	A+	A1
Athene Annuity & Life Assurance Company of New York	A+	A+	A+	A1
Athene Life Insurance Company of New York	A+	NR	NR	NR
Athene Annuity Re Ltd.	A+	A+	A+	A1
Athene Life Re Ltd.	A+	A+	A+	A1
Athene Life Re International Ltd.	A+	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate 1A Ltd. and Athene Co-Invest Reinsurance Affiliate 1B Ltd.	A+	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate 2A Ltd. and Athene Co-Invest Reinsurance Affiliate 2B Ltd.	A+	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate International Ltd.	A+	A+	A+	A1

CREDIT RATINGS
Athene Holding Ltd.	a-	A-	A-	NR
Senior notes	a-	A-	BBB+	Baa1
Subordinated notes	NR	BBB	BBB-	Baa2

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets, and the Non-GAAP Measure Reconciliations section for the reconciliation of investments, including related parties, to net invested assets. Net invested assets include our economic ownership of ACRA investments but do not include the investments associated with the noncontrolling interests.

Net Alternative Investments (Management view) Unaudited (in millions, except percentages)

	December 31, 2024		December 31, 2025
	Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total
NET ALTERNATIVE INVESTMENTS
Origination platforms
Wheels	$581	4.8%	$739	5.3%
Redding Ridge	581	4.8%	645	4.7%
MidCap Financial	544	4.5%	588	4.2%
Aqua Finance	309	2.6%	319	2.3%
Skylign	300	2.5%	344	2.5%
Apterra	221	1.9%	531	3.8%
Atlas	6	—%	560	4.0%
Foundation Home Loans	184	1.5%	139	1.0%
Other	549	4.6%	865	6.2%
Origination platforms	3,275	27.2%	4,730	34.0%
Apollo and other investments
Real assets	1,691	14.1%	1,701	12.3%
Private equity	1,107	9.2%	1,086	7.8%
Structured equity and other	522	4.4%	927	6.7%
Equity	3,320	27.7%	3,714	26.8%
Credit	1,481	12.4%	2,125	15.3%
Liquid assets and other	851	7.1%	770	5.6%
Apollo and other investments	5,652	47.2%	6,609	47.7%
Total AAA	8,927	74.4%	11,339	81.7%
Retirement Services
Athora	1,125	9.4%	1,124	8.1%
Venerable	273	2.3%	356	2.6%
Retirement Services	1,398	11.7%	1,480	10.7%
Apollo and other investments
Equity	1,120	9.3%	617	4.5%
Credit	531	4.4%	417	3.0%
Other	24	0.2%	15	0.1%
Apollo and other investments	1,675	13.9%	1,049	7.6%
Total Non AAA	3,073	25.6%	2,529	18.3%
Net alternative investments[2]	$12,000	100.0%	$13,868	100.0%

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets, including net alternative investments, and the Non-GAAP Measure Reconciliations section for the reconciliations of investments, including related parties, to net invested assets and investment funds, including related parties and consolidated VIEs, to net alternative investments. Net invested assets include our economic ownership of ACRA investments but do not include the investments associated with the noncontrolling interests. Net alternative invested asset values reflect Athene’s ownership of Apollo Aligned Alternatives, L.P. (AAA) and Apollo Aligned Alternatives Lux Aggregator, L.P. (AAA Lux). Athene’s combined net ownership percentage of AAA and AAA Lux was approximately 45% and 46% as of December 31, 2025 and December 31, 2024, respectively. 2. Net alternative investments do not correspond to total investment funds, including related parties and consolidated VIEs, on our condensed consolidated balance sheets. Net alternative investments adjusts the GAAP presentation to include investment funds included in our funds withheld at interest and modco reinsurance portfolios and VIE adjustments and exclude other investments. Net alternative investments include our economic ownership of ACRA investments but do not include the investments associated with the noncontrolling interests.

Credit Quality of Securities Unaudited (in millions, except percentages)

	December 31, 2024		December 31, 2025
CREDIT QUALITY OF AFS SECURITIES (GAAP VIEW)	Fair Value	Percentage of Total	Fair Value	Percentage of Total
NAIC designation
1 A-G	$104,887	56.9%	$121,234	55.4%
2 A-C	74,064	40.1%	91,503	41.8%
Total investment grade	178,951	97.0%	212,737	97.2%
3 A-C	3,230	1.8%	3,356	1.5%
4 A-C	1,378	0.7%	1,732	0.8%
5 A-C	293	0.2%	487	0.2%
6	639	0.3%	697	0.3%
Non-designated	—	—%	32	—%
Total below investment grade	5,540	3.0%	6,304	2.8%
Total AFS securities including related parties	$184,491	100.0%	$219,041	100.0%

Nationally Recognized Statistical Rating Organization (NRSRO) designation
AAA/AA/A	$96,095	52.2%	$114,983	52.5%
BBB	70,150	38.0%	87,497	39.9%
Non-rated[1]	11,300	6.1%	8,493	3.9%
Total investment grade	177,545	96.3%	210,973	96.3%
BB	2,722	1.5%	2,976	1.4%
B	972	0.5%	1,722	0.8%
CCC	1,011	0.5%	1,652	0.7%
CC and lower	791	0.4%	436	0.2%
Non-rated[1]	1,450	0.8%	1,282	0.6%
Total below investment grade	6,946	3.7%	8,068	3.7%
Total AFS securities including related parties	$184,491	100.0%	$219,041	100.0%

1. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled loan backed and structured securities (LBaSS), the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. The NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers an investment at amortized cost, and the likelihood of recovery of that book value. We view the NAIC designation methodology as the most appropriate way to view our AFS portfolio when evaluating credit risk since a portion of our holdings were purchased at a significant discount to par.

Credit Quality of Net Invested Assets (Management view) Unaudited (In millions, except percentages)

	December 31, 2024		December 31, 2025			December 31, 2024		December 31, 2025
	Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total		Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total
CREDIT QUALITY OF NET INVESTED ASSETS					CREDIT QUALITY OF NET INVESTED ASSETS
NAIC designation					NRSRO designation
1 A-G	$93,116	55.4%	$100,710	54.3%	AAA/AA/A	$83,176	49.5%	$93,681	50.5%
2 A-C	68,559	40.8%	77,217	41.6%	BBB	63,476	37.8%	72,669	39.2%
Non-designated	446	0.3%	415	0.2%	Non-rated[2]	13,900	8.3%	10,069	5.4%
Total investment grade	162,121	96.5%	178,342	96.1%	Total investment grade	160,552	95.6%	176,419	95.1%
3 A-C	3,255	1.9%	4,007	2.2%	BB	2,623	1.6%	3,614	1.9%
4 A-C	1,296	0.8%	1,431	0.8%	B	892	0.5%	1,445	0.8%
5 A-C	522	0.3%	644	0.3%	CCC	1,240	0.7%	1,769	1.0%
6	886	0.5%	917	0.5%	CC and lower	998	0.6%	770	0.4%
Non-designated	—	—%	123	0.1%	Non-rated[2]	1,775	1.0%	1,447	0.8%
Total below investment grade	5,959	3.5%	7,122	3.9%	Total below investment grade	7,528	4.4%	9,045	4.9%
Total NAIC designated assets[3]	168,080	100.0%	185,464	100.0%	Total NRSRO designated assets[3]	168,080	100.0%	185,464	100.0%

Assets without NAIC designation					Assets without NRSRO designation
Commercial mortgage loans					Commercial mortgage loans
CM1	3,609	12.9%	4,091	12.9%	CM1	3,609	12.9%	4,091	12.9%
CM2	19,252	68.5%	21,476	67.6%	CM2	19,252	68.5%	21,476	67.6%
CM3	4,700	16.8%	5,592	17.6%	CM3	4,700	16.8%	5,592	17.6%
CM4	474	1.7%	293	0.9%	CM4	474	1.7%	293	0.9%
CM5	—	—%	258	0.8%	CM5	—	—%	258	0.8%
CM6	4	—%	53	0.1%	CM6	4	—%	53	0.1%
CM7	16	0.1%	26	0.1%	CM7	16	0.1%	26	0.1%
Total CMLs	28,055	100.0%	31,789	100.0%	Total CMLs	28,055	100.0%	31,789	100.0%
Residential mortgage loans					Residential mortgage loans
In good standing	27,122	97.4%	42,512	98.1%	In good standing	27,122	97.4%	42,512	98.1%
90 days late	521	1.9%	563	1.3%	90 days late	521	1.9%	563	1.3%
In foreclosure	205	0.7%	251	0.6%	In foreclosure	205	0.7%	251	0.6%
Total RMLs	27,848	100.0%	43,326	100.0%	Total RMLs	27,848	100.0%	43,326	100.0%
Alternative investments	12,000		13,868		Alternative investments	12,000		13,868
Cash and cash equivalents	6,794		10,490		Cash and cash equivalents	6,794		10,490
Equity securities	2,201		2,039		Equity securities	2,201		2,039
Other[4]	3,665		5,438		Other[4]	3,665		5,438
Net invested assets	$248,643		$292,414		Net invested assets	$248,643		$292,414

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets and the Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 3. NAIC and NRSRO designations include corporate securities, CLO, RMBS, CMBS, ABS, state, municipal, political subdivisions and foreign government securities, short-term investments and US government and agency securities. 4. Other includes investments in company owned life insurance, accrued investment income, policy loans and other net invested assets.

Credit Quality of Net Invested Assets - ABS and CLOs (Management view) Unaudited (In millions, except percentages)

	December 31, 2024		December 31, 2025			December 31, 2024		December 31, 2025
	Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total		Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total
CREDIT QUALITY OF ABS – NAIC DESIGNATION					CREDIT QUALITY OF ABS – NRSRO DESIGNATION
1 A-G	$19,537	68.1%	$22,882	59.6%	AAA/AA/A	$19,307	67.3%	$22,696	59.1%
2 A-C	8,134	28.4%	14,603	38.0%	BBB	8,287	28.9%	14,789	38.5%
Non-designated	—	—%	—	—%	Non-rated[2]	140	0.5%	—	—%
Total investment grade	27,671	96.5%	37,485	97.6%	Total investment grade	27,734	96.7%	37,485	97.6%
3 A-C	713	2.5%	442	1.2%	BB	658	2.3%	447	1.2%
4 A-C	113	0.4%	41	0.1%	B	104	0.4%	36	0.1%
5 A-C	120	0.4%	124	0.3%	CCC	28	0.1%	72	0.2%
6	53	0.2%	210	0.5%	CC and lower	34	0.1%	204	0.5%
Non-designated	—	—%	115	0.3%	Non-rated[2]	112	0.4%	173	0.4%
Total below investment grade	999	3.5%	932	2.4%	Total below investment grade	936	3.3%	932	2.4%
ABS net invested assets	$28,670	100.0%	$38,417	100.0%	ABS net invested assets	$28,670	100.0%	$38,417	100.0%

CREDIT QUALITY OF CLOs – NAIC DESIGNATION					CREDIT QUALITY OF CLOs – NRSRO DESIGNATION
1 A-G	$19,052	68.8%	$17,138	67.5%	AAA/AA/A	$19,060	68.8%	$17,152	67.5%
2 A-C	8,533	30.8%	8,210	32.3%	BBB	8,525	30.8%	8,196	32.3%
Non-designated	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total investment grade	27,585	99.6%	25,348	99.8%	Total investment grade	27,585	99.6%	25,348	99.8%
3 A-C	94	0.3%	53	0.2%	BB	94	0.3%	53	0.2%
4 A-C	19	0.1%	—	—%	B	19	0.1%	—	—%
5 A-C	—	—%	—	—%	CCC	—	—%	—	—%
6	—	—%	—	—%	CC and lower	—	—%	—	—%
Non-designated	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total below investment grade	113	0.4%	53	0.2%	Total below investment grade	113	0.4%	53	0.2%
CLO net invested assets	$27,698	100.0%	$25,401	100.0%	CLO net invested assets	$27,698	100.0%	$25,401	100.0%

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets and the Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Credit Quality of Net Invested Assets - RMBS and CMBS (Management view) Unaudited (In millions, except percentages)

	December 31, 2024		December 31, 2025			December 31, 2024		December 31, 2025
	Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total		Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total
CREDIT QUALITY OF RMBS – NAIC DESIGNATION					CREDIT QUALITY OF RMBS – NRSRO DESIGNATION
1 A-G	$6,333	82.9%	$6,437	84.8%	AAA/AA/A	$2,283	29.9%	$3,062	40.3%
2 A-C	535	7.0%	492	6.5%	BBB	681	8.9%	828	10.9%
Non-designated	—	—%	—	—%	Non-rated[2]	2,342	30.7%	1,519	20.0%
Total investment grade	6,868	89.9%	6,929	91.3%	Total investment grade	5,306	69.5%	5,409	71.2%
3 A-C	332	4.4%	244	3.2%	BB	38	0.5%	37	0.5%
4 A-C	270	3.5%	104	1.4%	B	123	1.6%	82	1.1%
5 A-C	102	1.4%	247	3.2%	CCC	986	13.0%	1,343	17.7%
6	63	0.8%	59	0.8%	CC and lower	752	9.8%	363	4.8%
Non-designated	—	—%	9	0.1%	Non-rated[2]	430	5.6%	358	4.7%
Total below investment grade	767	10.1%	663	8.7%	Total below investment grade	2,329	30.5%	2,183	28.8%
RMBS net invested assets	$7,635	100.0%	$7,592	100.0%	RMBS net invested assets	$7,635	100.0%	$7,592	100.0%

CREDIT QUALITY OF CMBS – NAIC DESIGNATION					CREDIT QUALITY OF CMBS – NRSRO DESIGNATION
1 A-G	$6,598	80.0%	$8,139	82.4%	AAA/AA/A	$5,800	70.4%	$7,358	74.5%
2 A-C	912	11.1%	1,090	11.0%	BBB	946	11.5%	1,266	12.8%
Non-designated	—	—%	—	—%	Non-rated[2]	552	6.7%	274	2.8%
Total investment grade	7,510	91.1%	9,229	93.4%	Total investment grade	7,298	88.6%	8,898	90.1%
3 A-C	293	3.6%	353	3.6%	BB	390	4.7%	365	3.7%
4 A-C	155	1.9%	119	1.2%	B	177	2.1%	216	2.2%
5 A-C	200	2.4%	66	0.7%	CCC	173	2.1%	244	2.5%
6	85	1.0%	110	1.1%	CC and lower	130	1.6%	154	1.5%
Non-designated	—	—%	—	—%	Non-rated[2]	75	0.9%	—	—%
Total below investment grade	733	8.9%	648	6.6%	Total below investment grade	945	11.4%	979	9.9%
CMBS net invested assets	$8,243	100.0%	$9,877	100.0%	CMBS net invested assets	$8,243	100.0%	$9,877	100.0%

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets and the Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Net Reserve Liabilities & Rollforwards Unaudited (in millions, except percentages)

	December 31, 2024		December 31, 2025
	Dollars	Percentage of Total	Dollars	Percentage of Total
NET RESERVE LIABILITIES
Indexed annuities	$82,711	36.6%	$87,322	32.2%
Fixed rate annuities	62,705	27.8%	77,774	28.7%
Total deferred annuities	145,416	64.4%	165,096	60.9%
Pension group annuities	24,986	11.1%	25,088	9.2%
Payout annuities	4,701	2.1%	5,066	1.9%
Funding agreements[1]	47,384	21.0%	71,433	26.3%
Life and other	3,439	1.4%	4,550	1.7%
Total net reserve liabilities	$225,926	100.0%	$271,233	100.0%

	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25	Q/Q	Y/Y	2024	2025	Y/Y
NET RESERVE LIABILITY ROLLFORWARD
Net reserve liabilities – beginning	$225,899	$225,926	$241,666	$254,572	$266,451	5%	18%	$199,289	$225,926	13%
Gross inflows[2]	14,465	25,830	21,533	23,379	13,318	(43)%	(8)%	72,153	84,060	17%
Acquisition and block reinsurance[3]	—	—	—	—	1,340	NM	NM	—	1,340	NM
Inflows attributable to ACRA noncontrolling interests	(4,418)	(5,011)	(5,091)	(5,167)	(3,723)	(28)%	(16)%	(18,162)	(18,992)	5%
Inflows ceded to third-party reinsurers	(921)	(496)	(367)	(517)	(370)	(28)%	(60)%	(4,134)	(1,750)	(58)%
Net inflows	9,126	20,323	16,075	17,695	10,565	(40)%	16%	49,857	64,658	30%
Net withdrawals	(5,697)	(7,017)	(5,813)	(9,181)	(7,714)	(16)%	35%	(27,248)	(29,725)	9%
ACRA ownership changes[4]	(1,774)	—	—	—	—	NM	NM	(1,774)	—	NM
Other reserve changes	(1,628)	2,434	2,644	3,365	1,931	(43)%	NM	5,802	10,374	79%
Net reserve liabilities – ending	$225,926	$241,666	$254,572	$266,451	$271,233	2%	20%	$225,926	$271,233	20%

ACRA NONCONTROLLING INTERESTS RESERVE LIABILITY ROLLFORWARD
Reserve liabilities – beginning	$68,092	$72,164	$76,842	$81,809	$86,826	6%	28%	$56,651	$72,164	27%
Inflows	4,418	5,011	5,091	5,167	3,723	(28)%	(16)%	18,162	18,992	5%
Withdrawals	(1,439)	(1,375)	(1,417)	(1,457)	(1,554)	7%	8%	(6,221)	(5,803)	(7)%
ACRA ownership changes[4]	1,774	—	—	—	—	NM	NM	1,774	—	NM
Other reserve changes	(681)	1,042	1,293	1,307	730	(44)%	NM	1,798	4,372	143%
Reserve liabilities – ending	$72,164	$76,842	$81,809	$86,826	$89,725	3%	24%	$72,164	$89,725	24%

Note: Please refer to the Notes to the Financial Supplement section for discussion on net reserve liabilities and the Non-GAAP Measure Reconciliations section for the reconciliation of total liabilities to net reserve liabilities. Net reserve liabilities include our economic ownership of ACRA reserve liabilities but do not include the reserve liabilities associated with the noncontrolling interests. 1. Funding agreements are comprised of funding agreements issued under our FABN program, secured and other funding agreements, which include our FABR program and direct funding agreements, funding agreements issued to the FHLB and long-term repurchase agreements. 2. Gross inflows equal inflows from our retail, flow reinsurance, institutional and other channels as well as inflows for life and products other than deferred annuities or our institutional products, renewal inflows, annuitizations and foreign currency translation adjustments, where applicable. Gross inflows include all inflows sourced by Athene, including all of the inflows reinsured to ACRA and third-party reinsurers. 3. Acquisition and block reinsurance transactions include the reserve liabilities acquired in our inorganic channel at inception. On October 1, 2025 we entered into an agreement with a Japanese counterparty to reinsure a small block of whole life insurance policies on a coinsurance basis. In conjunction with the transaction, we entered into an agreement with a leading mortality reinsurer to retrocede the mortality risk related to this block of business. 4. Effective October 1, 2024, ACRA 2 repurchased a portion of its shares held by Athene Life Re Ltd. (ALRe), which increased ADIP II’s ownership of economic interests in ACRA 2 to 63%, with ALRe owning the remaining 37% of the economic interests.

Deferred Annuity Liability Characteristics Unaudited (in millions, except percentages)

	Base surrender charge	Percentage of total	Surrender charge (net of MVA)	Percentage of total
SURRENDER CHARGE PERCENTAGES ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$24,030	15.3%	$24,030	15.3%
0.0% < 2.0%	7,475	4.8%	2,859	1.8%
2.0% < 4.0%	6,517	4.2%	7,804	5.0%
4.0% < 6.0%	17,582	11.2%	26,970	17.2%
6.0% or greater	101,150	64.5%	95,091	60.7%
	$156,754	100.0%	$156,754	100.0%

		Base surrender charge	MVA charge (benefit)	Surrender charge (net of MVA)
Aggregate surrender charge protection		5.9%	0.8%	6.7%

	Deferred annuities	Percentage of total	Average base surrender charge
YEARS OF SURRENDER CHARGE REMAINING ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$24,030	15.3%	—%
Less than 2	28,067	17.9%	5.4%
2 to less than 4	45,040	28.7%	6.2%
4 to less than 6	29,452	18.8%	7.7%
6 to less than 8	15,322	9.8%	7.7%
8 to less than 10	12,674	8.1%	9.5%
10 or greater	2,169	1.4%	13.9%
	$156,754	100.0%

Notes to the Financial Supplement
KEY OPERATING AND NON-GAAP MEASURES
In addition to our results presented in accordance with US GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures, together with the relevant US GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments), which consists of investment gains (losses), net of offsets, and non-operating change in insurance liabilities and related derivatives, both defined below, as well as integration, restructuring, stock compensation and certain other items which are not part of our underlying profitability drivers, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.

SPREAD RELATED EARNINGS AND NET SPREAD
Spread related earnings is a pre-tax non-GAAP measure used to evaluate our financial performance including the impact of any reinsurance transactions and excluding market volatility and expenses related to integration, restructuring and stock compensation as well as other one-time items. Our spread related earnings equals net income available to Athene Holding Ltd. common stockholder adjusted to eliminate the impact of the following:
•Investment Gains (Losses), Net of Offsets—Consists of the realized gains and losses on the sale of AFS securities and mortgage loans, the change in fair value of reinsurance assets, unrealized gains and losses, changes in the provision for credit losses and other investment gains and losses. Unrealized, allowances and other investment gains and losses are comprised of the fair value adjustments of trading securities and mortgage loans, other investments held under the fair value option, derivative gains and losses not hedging annuity index credits, all foreign exchange impacts and the change in provision for credit losses recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments. Investment gains and losses are net of offsets related to the market value adjustments (MVA) associated with surrenders or terminations of contracts.
•Non-operating Change in Insurance Liabilities and Related Derivatives
•Change in Fair Values of Derivatives and Embedded Derivatives – Indexed Annuities—Consists of impacts related to the fair value accounting for derivatives hedging the index credits on indexed annuities and the related embedded derivative liability fluctuations from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the indexed annuity hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new indexed annuity hedging derivatives are purchased to align with the new term. The difference in duration between the indexed annuity hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the indexed annuity hedging derivatives and index credit reserves is included as a non-operating adjustment. We primarily hedge with options that align with the index terms of our indexed annuity products (typically 1–2 years). On an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the term of an embedded derivative in an indexed annuity contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.
•Non-operating Change in Funding Agreements—Consists of timing differences caused by changes to interest rates on variable funding agreements and funding agreement backed notes and the associated reserve accretion patterns of those contracts. Further included are adjustments for gains associated with our early repurchases of funding agreements, when applicable.
•Change in Fair Value of Market Risk Benefits—Consists primarily of volatility in capital market inputs used in the measurement at fair value of our market risk benefits, including certain impacts from changes in interest rates, equity returns and implied equity volatilities.
•Non-operating Change in Liability for Future Policy Benefits—Consists of the non-economic loss incurred at issuance for certain pension group annuities and other payout annuities with life contingencies when valuation interest rates prescribed by US GAAP are lower than the net investment earned rates, adjusted for profit, assumed in pricing. For such contracts with non-economic US GAAP losses, the SRE reserve accretes interest using an imputed discount rate that produces zero gain or loss at issuance.
•Integration, Restructuring, and Other Non-operating Items—Consists of restructuring and integration expenses related to acquisitions and block reinsurance costs, as well as certain other items, which are not predictable or related to our underlying profitability drivers.
•Stock Compensation Expense—Consists of stock compensation expenses associated with our share incentive plans, including long-term incentive expenses, which are not related to our underlying profitability drivers and fluctuate from time to time due to the structure of our plans.
•Income Tax Expense (Benefit)—Consists of the income tax effect of all income statement adjustments and is computed by applying the appropriate jurisdiction’s tax rate to all adjustments subject to income tax.
We consider these adjustments to be meaningful adjustments to net income available to Athene Holding Ltd. common stockholder for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is useful in analyzing our business performance and the trends in our results of operations. Together with net income available to Athene Holding Ltd. common stockholder, we believe spread related earnings provides a meaningful financial metric that helps investors understand our underlying results and profitability. Spread related earnings should not be used as a substitute for net income available to Athene Holding Ltd. common stockholder.

Net spread is a non-GAAP measure used to evaluate our financial performance and profitability. Net spread is computed using our spread related earnings divided by average net invested assets for the relevant period. To enhance the ability to analyze this measure across periods, interim periods are annualized. While we believe this metric is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for ROA presented under US GAAP.

SRE, EXCLUDING NOTABLE ITEMS AND NET SPREAD, EXCLUDING NOTABLE ITEMS
Spread related earnings, excluding notable items and net spread, excluding notable items represent SRE and net spread with an adjustment to exclude notable items. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. We use these measures to assess the long-term performance of the business against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the business. We view these non-GAAP measures as additional measures that provide insight to management and investors on the historical, period-to-period comparability of our key non-GAAP operating measures.

Notes to the Financial Supplement, continued
NET INVESTMENT SPREAD
Net investment spread is a key measure of profitability used in analyzing the trends of our core business operations. Net investment spread measures our investment performance plus our strategic capital management fees, less our total cost of funds. Net investment earned rate is a key measure of our investment performance while cost of funds is a key measure of the cost of our policyholder benefits and liabilities. Strategic capital management fees consist of management fees received by us for business managed for others.
•Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our net invested assets. Net investment earned rate is computed as the income from our net invested assets divided by the average net invested assets, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The primary adjustments to net investment income to arrive at our net investment earnings are (a) net VIE impacts (revenues, expenses and noncontrolling interests), (b) forward points gains and losses on foreign exchange derivative hedges, (c) amortization of premium/discount on held-for-trading securities, (d) the change in fair value of reinsurance assets, (e) an adjustment to the change in net asset value of our ADIP investments to recognize our proportionate share of spread related earnings based on our ownership in the investment funds and (f) the removal of the proportionate share of the ACRA net investment income associated with the noncontrolling interests. We include the income and assets supporting our change in fair value of reinsurance assets by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the US GAAP presentation of change in fair value of reinsurance assets. We exclude the income and assets on business related to ceded reinsurance transactions. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure. We believe a measure like net investment earned rate is useful in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe net investment earned rate is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for net investment income presented under US GAAP.
•Cost of funds includes liability costs related to cost of crediting on deferred annuities and institutional products, as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the noncontrolling interests. Cost of crediting on deferred annuities is the interest credited to the policyholders on our fixed strategies, as well as the option costs on the indexed annuity strategies. With respect to indexed annuities, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. Cost of crediting on institutional products is comprised of (1) pension group annuity costs, including interest credited, benefit payments and other reserve changes, net of premiums received when issued, and (2) funding agreement costs, including interest expense and other reserve changes. Additionally, cost of crediting includes forward points gains and losses on foreign exchange derivative hedges. Other liability costs include DAC, DSI and VOBA amortization, certain market risk benefit costs, the cost of liabilities on products other than deferred annuities and institutional products, premiums, product charges, excluding market value adjustments, and certain other revenues. We include the costs related to business added through assumed reinsurance transactions and exclude the costs on business related to ceded reinsurance transactions. Cost of funds is computed as the total liability costs divided by the average net invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. We believe a measure like cost of funds is useful in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under US GAAP.

NET INVESTMENT SPREAD, EXCLUDING NOTABLE ITEMS
Net investment spread, excluding notable items represents net investment spread with an adjustment to exclude notable items. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. We use this measure to assess the long-term performance of the business against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the business. We view this non-GAAP measure as an additional measure that provides insight to management and investors on the historical, period-to-period comparability of our key non-GAAP operating measures.

OTHER OPERATING EXPENSES
Other operating expenses excludes interest expense, policy acquisition expenses, net of deferrals, integration, restructuring and other non-operating items, stock compensation and long-term incentive plan expenses and the proportionate share of the ACRA operating expenses associated with the noncontrolling interests. We believe a measure like other operating expenses is useful in analyzing the trends of our core business operations and profitability. While we believe other operating expenses is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for policy and other operating expenses presented under US GAAP.

ADJUSTED LEVERAGE RATIO
Adjusted leverage ratio is a non-GAAP measure used to evaluate our capital structure excluding the impacts of AOCI and the cumulative changes in fair value of funds withheld and modco reinsurance assets, as well as mortgage loan assets, net of tax. Adjusted leverage ratio is calculated as total debt at notional value adjusted to exclude 50% of the notional value of subordinated debt as an equity credit plus 50% of the notional value of our preferred stock divided by adjusted capitalization. Adjusted capitalization includes our adjusted Athene Holding Ltd. common stockholder’s equity and the notional value of our preferred stock and total debt. Adjusted Athene Holding Ltd. common stockholder’s equity is calculated as the ending Athene Holding Ltd. stockholders’ equity excluding AOCI, the cumulative changes in fair value of funds withheld and modco reinsurance assets and mortgage loan assets, as well as preferred stock. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities, reinsurance assets and mortgage loans. Except with respect to reinvestment activity relating to acquired blocks of businesses, we typically buy and hold investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Adjusted leverage ratio should not be used as a substitute for the leverage ratio. However, we believe the adjustments to stockholders’ equity and debt are significant to gaining an understanding of our capitalization, debt and preferred stock utilization and overall leverage capacity, because they provide insight into how rating agencies measure our capitalization, which is a consideration in how we manage our leverage capacity.

Notes to the Financial Supplement, continued
NET INVESTED ASSETS
In managing our business, we analyze net invested assets, which does not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Net invested assets represent the investments that directly back our net reserve liabilities, as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Net invested assets include (a) total investments on the consolidated balance sheets, with AFS securities, trading securities and mortgage loans at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE and VOE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets exclude the derivative collateral offsetting the related cash positions. We include the underlying investments supporting our assumed funds withheld and modco agreements and exclude the underlying investments related to ceded reinsurance transactions in our net invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Net invested assets include our proportionate share of ACRA investments, based on our economic ownership, but do not include the proportionate share of investments associated with the noncontrolling interests. Our net invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period. While we believe net invested assets is a meaningful financial metric and enhances our understanding of the underlying drivers of our investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under US GAAP.

NET RESERVE LIABILITIES
In managing our business, we also analyze net reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Net reserve liabilities represent our policyholder and institutional liability obligations net of reinsurance and are used to analyze the costs of our liabilities. Net reserve liabilities include (a) interest sensitive contract liabilities, (b) future policy benefits, (c) net market risk benefits, (d) long-term repurchase obligations, (e) dividends payable to policyholders and (f) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Net reserve liabilities include our proportionate share of ACRA reserve liabilities, based on our economic ownership, but do not include the proportionate share of reserve liabilities associated with the noncontrolling interests. Net reserve liabilities are net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and, therefore, we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. For such transactions, US GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction. We include the underlying liabilities assumed through modco reinsurance agreements in our net reserve liabilities calculation in order to match the liabilities with the expenses incurred. While we believe net reserve liabilities is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total liabilities presented under US GAAP.

SALES
Sales statistics do not correspond to revenues under US GAAP but are used as relevant measures to understand our business performance as it relates to inflows generated during a specific period of time. Our sales statistics include inflows for deferred and indexed annuities and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers). We believe sales is a meaningful metric that enhances our understanding of our business performance and is not the same as premiums presented in our consolidated statements of income.

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends
	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25
RECONCILIATION OF TOTAL ATHENE HOLDING LTD. STOCKHOLDERS’ EQUITY TO TOTAL ADJUSTED ATHENE HOLDING LTD. COMMON STOCKHOLDER’S EQUITY
Total Athene Holding Ltd. stockholders’ equity	$16,360	$17,519	$18,148	$20,411	$20,492
Less: Preferred stock	3,154	3,154	2,470	2,470	2,470
Total Athene Holding Ltd. common stockholder’s equity	13,206	14,365	15,678	17,941	18,022
Less: Accumulated other comprehensive loss	(5,465)	(4,561)	(3,688)	(2,486)	(2,641)
Less: Accumulated change in fair value of reinsurance assets	(1,591)	(1,459)	(1,385)	(1,272)	(1,171)
Less: Accumulated change in fair value of mortgage loan assets	(2,051)	(1,580)	(1,461)	(1,225)	(1,009)
Total adjusted Athene Holding Ltd. common stockholder’s equity	$22,313	$21,965	$22,212	$22,924	$22,843

RECONCILIATION OF LEVERAGE RATIO TO ADJUSTED LEVERAGE RATIO
Total debt	$6,309	$6,301	$7,864	$7,856	$7,848
Add: 50% of preferred stock	1,577	1,577	1,235	1,235	1,235
Less: 50% of subordinated debt	588	588	888	888	888
Less: Adjustment to arrive at notional	134	126	183	175	167
Adjusted leverage	$7,164	$7,164	$8,028	$8,028	$8,028

Total debt	$6,309	$6,301	$7,864	$7,856	$7,848
Total Athene Holding Ltd. stockholders’ equity	16,360	17,519	18,148	20,411	20,492
Total capitalization	22,669	23,820	26,012	28,267	28,340
Less: Accumulated other comprehensive loss	(5,465)	(4,561)	(3,688)	(2,486)	(2,641)
Less: Accumulated change in fair value of reinsurance assets	(1,591)	(1,459)	(1,385)	(1,272)	(1,171)
Less: Accumulated change in fair value of mortgage loan assets	(2,051)	(1,580)	(1,461)	(1,225)	(1,009)
Less: Adjustment to arrive at notional	134	126	276	268	260
Total adjusted capitalization	$31,642	$31,294	$32,270	$32,982	$32,901

Leverage ratio	41.7%	39.7%	39.7%	36.5%	36.4%
Accumulated other comprehensive loss	(7.1)%	(5.8)%	(4.4)%	(2.7)%	(2.9)%
Accumulated change in fair value of reinsurance assets	(2.1)%	(1.8)%	(1.7)%	(1.4)%	(1.3)%
Accumulated change in fair value of mortgage loan assets	(2.7)%	(2.0)%	(1.7)%	(1.3)%	(1.1)%
Adjustment to exclude 50% of preferred stock	(5.0)%	(5.0)%	(3.8)%	(3.8)%	(3.7)%
Adjustment to exclude 50% of subordinated debt	(1.9)%	(1.9)%	(2.8)%	(2.7)%	(2.7)%
Adjustment to arrive at notional	(0.3)%	(0.3)%	(0.4)%	(0.3)%	(0.3)%
Adjusted leverage ratio	22.6%	22.9%	24.9%	24.3%	24.4%

Non-GAAP Reconciliations, continued Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25	2024	2025
RECONCILIATION OF NET INCOME AVAILABLE TO ATHENE HOLDING LTD. COMMON STOCKHOLDER TO SPREAD RELATED EARNINGS, EXCLUDING NOTABLE ITEMS
Net income available to Athene Holding Ltd. common stockholder	$970	$420	$503	$1,223	$488	$3,280	$2,634
Less: Preferred stock redemption	—	—	84	—	—	—	84
Add: Preferred stock dividends	45	45	45	36	35	181	161
Add: Net income attributable to noncontrolling interests	64	294	222	619	375	1,443	1,510
Net income	1,079	759	686	1,878	898	4,904	4,221
Income tax expense (benefit)	71	175	(34)	266	479	730	886
Income before income taxes	1,150	934	652	2,144	1,377	5,634	5,107
Less: Total adjustments to income before income taxes	312	130	(168)	1,272	512	2,413	1,746
Spread related earnings	838	804	820	872	865	3,221	3,361
Notable items	—	22	—	(25)	—	(25)	10
Spread related earnings, excluding notable items	$838	$826	$820	$847	$865	$3,196	$3,371

RECONCILIATION OF NET INVESTMENT INCOME TO NET INVESTMENT EARNINGS
US GAAP net investment income	$3,903	$3,991	$4,429	$4,672	$4,755	$14,481	$17,847
Change in fair value of reinsurance assets	(71)	(63)	(65)	(75)	(80)	(129)	(283)
VIE earnings and noncontrolling interests	380	434	382	412	402	1,310	1,630
Forward points adjustment on FX derivative hedges	20	24	26	33	30	133	113
Held-for-trading amortization	(35)	(29)	(40)	(66)	(56)	(108)	(191)
Reinsurance impacts	(50)	(40)	(39)	(44)	(34)	(223)	(157)
ACRA noncontrolling interests	(1,064)	(1,074)	(1,159)	(1,250)	(1,258)	(3,864)	(4,741)
Other	100	(12)	(35)	64	90	150	107
Total adjustments to arrive at net investment earnings	(720)	(760)	(930)	(926)	(906)	(2,731)	(3,522)
Total net investment earnings	$3,183	$3,231	$3,499	$3,746	$3,849	$11,750	$14,325

RECONCILIATION OF NET INVESTMENT INCOME RATE TO NET INVESTMENT EARNED RATE
US GAAP net investment income rate	6.38%	6.25%	6.59%	6.66%	6.57%	6.19%	6.54%
Change in fair value of reinsurance assets	(0.11)%	(0.10)%	(0.10)%	(0.11)%	(0.11)%	(0.05)%	(0.10)%
VIE earnings and noncontrolling interests	0.62%	0.68%	0.57%	0.59%	0.56%	0.56%	0.60%
Forward points adjustment on FX derivative hedges	0.03%	0.04%	0.04%	0.05%	0.04%	0.06%	0.04%
Held-for-trading amortization	(0.06)%	(0.05)%	(0.06)%	(0.10)%	(0.08)%	(0.05)%	(0.07)%
Reinsurance impacts	(0.08)%	(0.06)%	(0.06)%	(0.06)%	(0.05)%	(0.09)%	(0.06)%
ACRA noncontrolling interests	(1.74)%	(1.68)%	(1.72)%	(1.78)%	(1.74)%	(1.65)%	(1.74)%
Other	0.16%	(0.02)%	(0.05)%	0.09%	0.13%	0.06%	0.04%
Total adjustments to arrive at net investment earned rate	(1.18)%	(1.19)%	(1.38)%	(1.32)%	(1.25)%	(1.16)%	(1.29)%
Net investment earned rate	5.20%	5.06%	5.21%	5.34%	5.32%	5.03%	5.25%

Average net invested assets	$244,796	$255,505	$268,703	$280,607	$289,295	$233,809	$272,928

Non-GAAP Reconciliations, continued Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25	2024	2025
RECONCILIATION OF BENEFITS AND EXPENSES TO COST OF FUNDS
US GAAP benefits and expenses	$2,632	$3,252	$4,707	$5,854	$6,757	$15,055	$20,570
Premiums	(155)	(127)	(107)	(117)	(2,277)	(1,318)	(2,628)
Product charges	(260)	(265)	(274)	(292)	(306)	(1,016)	(1,137)
Other revenues	(10)	(4)	(6)	(6)	(9)	(19)	(25)
Indexed annuity option costs	413	430	449	469	487	1,617	1,835
Reinsurance impacts	(37)	(30)	(27)	(27)	(27)	(157)	(111)
Non-operating change in insurance liabilities and embedded derivatives	318	(47)	(1,045)	(1,685)	(614)	(2,647)	(3,391)
Policy and other operating expenses, excluding policy acquisition expenses	(453)	(440)	(441)	(455)	(496)	(1,760)	(1,832)
Forward points adjustment on FX derivative hedges	76	52	74	75	77	293	278
AmerUs Closed Block fair value liability	52	(18)	(6)	(20)	2	25	(42)
ACRA noncontrolling interests	(522)	(656)	(927)	(1,220)	(933)	(2,624)	(3,736)
Other	62	63	73	85	81	253	302
Total adjustments to arrive at cost of funds	(516)	(1,042)	(2,237)	(3,193)	(4,015)	(7,353)	(10,487)
Total cost of funds	$2,116	$2,210	$2,470	$2,661	$2,742	$7,702	$10,083

RECONCILIATION OF TOTAL BENEFITS AND EXPENSES RATE TO COST OF FUNDS RATE
US GAAP benefits and expenses	4.30%	5.09%	7.01%	8.34%	9.34%	6.44%	7.54%
Premiums	(0.25)%	(0.20)%	(0.16)%	(0.17)%	(3.15)%	(0.56)%	(0.96)%
Product charges	(0.42)%	(0.41)%	(0.41)%	(0.41)%	(0.42)%	(0.44)%	(0.42)%
Other revenues	(0.02)%	—%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Indexed annuity option costs	0.67%	0.67%	0.67%	0.67%	0.67%	0.69%	0.67%
Reinsurance impacts	(0.06)%	(0.05)%	(0.04)%	(0.04)%	(0.04)%	(0.07)%	(0.04)%
Non-operating change in insurance liabilities and embedded derivatives	0.52%	(0.07)%	(1.56)%	(2.40)%	(0.85)%	(1.13)%	(1.24)%
Policy and other operating expenses, excluding policy acquisition expenses	(0.74)%	(0.69)%	(0.65)%	(0.65)%	(0.68)%	(0.75)%	(0.67)%
Forward points adjustment on FX derivative hedges	0.12%	0.08%	0.11%	0.11%	0.11%	0.12%	0.10%
AmerUs Closed Block fair value liability	0.09%	(0.03)%	(0.01)%	(0.03)%	—%	0.01%	(0.02)%
ACRA noncontrolling interests	(0.85)%	(1.03)%	(1.38)%	(1.74)%	(1.29)%	(1.12)%	(1.37)%
Other	0.10%	0.10%	0.11%	0.12%	0.11%	0.11%	0.11%
Total adjustments to arrive at cost of funds	(0.84)%	(1.63)%	(3.33)%	(4.55)%	(5.55)%	(3.15)%	(3.85)%
Total cost of funds	3.46%	3.46%	3.68%	3.79%	3.79%	3.29%	3.69%

Average net invested assets	$244,796	$255,505	$268,703	$280,607	$289,295	$233,809	$272,928

Non-GAAP Reconciliations, continued Unaudited (in millions)

	Quarterly Trends					Year-to-Date
	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25	2024	2025
RECONCILIATION OF POLICY AND OTHER OPERATING EXPENSES TO OTHER OPERATING EXPENSES
US GAAP policy and other operating expenses	$560	$565	$571	$591	$627	$2,213	$2,354
Interest expense	(179)	(167)	(178)	(196)	(228)	(552)	(769)
Policy acquisition expenses, net of deferrals	(107)	(125)	(130)	(136)	(131)	(453)	(522)
Integration, restructuring and other non-operating items	26	(30)	(31)	(37)	(23)	(239)	(121)
Stock compensation expenses	(14)	(11)	(11)	(13)	(14)	(50)	(49)
ACRA noncontrolling interests	(153)	(100)	(97)	(84)	(90)	(406)	(371)
Other	(12)	(16)	(15)	(17)	(22)	(46)	(70)
Total adjustments to arrive at other operating expenses	(439)	(449)	(462)	(483)	(508)	(1,746)	(1,902)
Other operating expenses	$121	$116	$109	$108	$119	$467	$452

				December 31, 2024		December 31, 2025
RECONCILIATION OF INVESTMENT FUNDS, INCLUDING RELATED PARTIES AND CONSOLIDATED VIES, TO NET ALTERNATIVE INVESTMENTS
Investment funds, including related parties and consolidated VIEs				$19,725		$26,327
Certain equity securities included in trading securities				34		4
Investment funds within funds withheld at interest				900		859
Net assets of the VIE, excluding investment funds				(4,850)		(9,098)
Unrealized (gains) losses				92		(49)
Investment in ADIP				—		(231)
Other assets				(170)		(173)
Total adjustments to arrive at gross alternative investments				(3,994)		(8,688)
Gross alternative investments				15,731		17,639
ACRA noncontrolling interests				(3,731)		(3,771)
Net alternative investments				$12,000		$13,868

Non-GAAP Reconciliations, continued Unaudited (in millions)

	Quarterly Trends
	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25
RECONCILIATION OF TOTAL INVESTMENTS, INCLUDING RELATED PARTIES, TO NET INVESTED ASSETS
Total investments, including related parties	$291,491	$308,484	$329,976	$346,389	$356,457
Derivative assets	(8,154)	(6,153)	(6,901)	(8,884)	(9,190)
Cash and cash equivalents (including restricted cash)	13,676	13,233	12,049	16,950	16,326
Accrued investment income	2,816	2,891	3,176	3,735	3,395
Net receivable (payable) for collateral on derivatives	(4,602)	(2,793)	(1,682)	(4,197)	(3,458)
Reinsurance impacts	(4,435)	(4,635)	(5,226)	(5,904)	(6,350)
VIE and VOE assets, liabilities and noncontrolling interests	17,289	17,459	18,066	18,808	19,023
Unrealized (gains) losses	18,320	15,392	12,202	9,860	10,002
Ceded policy loans	(167)	(164)	(162)	(161)	(160)
Net investment receivables (payables)	97	(379)	(49)	(69)	217
Allowance for credit losses	720	720	774	788	763
Other investments	(87)	(83)	(428)	(135)	(52)
Total adjustments to arrive at gross invested assets	35,473	35,488	31,819	30,791	30,516
Gross invested assets	326,964	343,972	361,795	377,180	386,973
ACRA noncontrolling interests	(78,321)	(81,605)	(86,755)	(91,006)	(94,559)
Net invested assets	$248,643	$262,367	$275,040	$286,174	$292,414

RECONCILIATION OF TOTAL LIABILITIES TO NET RESERVE LIABILITIES
Total liabilities	$337,469	$353,704	$376,105	$396,874	$406,567
Debt	(6,309)	(6,301)	(7,864)	(7,856)	(7,848)
Derivative liabilities	(3,556)	(3,365)	(4,889)	(4,853)	(5,742)
Payables for collateral on derivatives and short-term securities to repurchase	(8,988)	(4,189)	(4,513)	(6,319)	(7,838)
Other liabilities	(6,546)	(7,329)	(8,008)	(9,619)	(8,888)
Liabilities of consolidated VIEs	(1,640)	(1,552)	(1,760)	(1,700)	(1,712)
Reinsurance impacts	(11,861)	(12,011)	(12,251)	(12,867)	(13,209)
Ceded policy loans	(167)	(164)	(162)	(161)	(160)
Market risk benefit asset	(312)	(285)	(277)	(222)	(212)
Total adjustments to arrive at gross reserve liabilities	(39,379)	(35,196)	(39,724)	(43,597)	(45,609)
Gross reserve liabilities	298,090	318,508	336,381	353,277	360,958
ACRA noncontrolling interests	(72,164)	(76,842)	(81,809)	(86,826)	(89,725)
Net reserve liabilities	$225,926	$241,666	$254,572	$266,451	$271,233